UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue,

Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 3, 2013, the YRC Worldwide Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with MLV & Co. LLC (the “Sales Agent”), under which the Company may sell up to the amount available for offer and sale under the currently effective Registration Statement on Form S-3 (Registration No. 333-159355) (the “Registration Statement”) of the Company’s common stock from time to time through the Sales Agent. The Sales Agent may sell the common stock by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation sales made directly on the NASDAQ Global Select Market, on any other existing trading market for the common stock or to or through a market maker. The Sales Agents may also sell the common stock in negotiated transactions, subject to the Company’s prior approval. The compensation to the Sales Agent for sales of common stock sold pursuant to the Sales Agreement will be an amount equal to 3.0% of the gross proceeds of shares of common stock sold, if any.

The Sales Agreement will terminate on the earliest of (1) the sale of all of the common stock subject to the Sales Agreement, or (2) termination of the Sales Agreement in accordance with its terms. The Sales Agreement contains customary representations, warranties and covenants. The Company has also agreed to provide the Sales Agent with customary indemnification rights.

This description of the Sales Agreement is qualified in its entirety by the text of the Sales Agreement which is attached hereto as Exhibit 1.1 and incorporated by reference.

Item 8.01	Other Events.

On August 29, 2013, the Securities and Exchange Commission (the “Commission”) declared effective the Company’s Registration Statement. That Registration Statement permits the issuance, from time to time, by the Company of certain of its securities, including shares of the Company’s common stock, up to an aggregate initial offering price not to exceed $350,000,000. A prospectus supplement dated December 3, 2013 to be filed with the Commission contemplates the sale of up to 3,000,000 shares of the Company’s common stock from time to time in at-the-market offerings pursuant to the Sales Agreement described in Item 1.01 above.

Sales pursuant to the Sales Agreement will be made only upon instructions by the Company to the Sales Agents, and the Company cannot provide any assurances that it will issue any shares pursuant to the Sales Agreement.

In order to furnish certain exhibits for incorporation by reference into the Registration Statement, the Company is filing the Sales Agreement and an opinion the Company received from its counsel regarding the validity of the shares to be sold pursuant to the Sales Agreement, which opinion is attached hereto as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	At Market Issuance Sales Agreement, dated as of December 3, 2013, between the Company and MLV & Co. LLC.

5.1	Opinion of Kirkland & Ellis LLP.

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Company Registration Statement on Form S-3 (Reg. No. 333-159355), as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: December 3, 2013	By:	/s/ Jamie G. Pierson
Jamie G. Pierson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	At Market Issuance Sales Agreement, dated as of December 3, 2013, between the Company and MLV & Co. LLC.

5.1	Opinion of Kirkland & Ellis LLP.

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Company Registration Statement on Form S-3 (Reg. No. 333-159355), as amended.

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